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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): March 19, 2001





                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)





          DELAWARE                     1-9767                  94-2579751
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)            Identification No.)





9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                           91311
(Address of Principal Executive Offices)                         (Zip Code)






       Registrant's telephone number, including area code: (818) 709-1244





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Item 5.  Other Events.

     On March 19, 2001, the Company issued a press release announcing that it has renewed its credit facility and refinanced its subordinated debt as described in the press release. A copy of the press release is attached as
Exhibit 99 hereto and incorporated herein by reference.











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTERNATIONAL REMOTE IMAGING
                                           SYSTEMS, INC.



Dated:  March 20, 2001                   By: /s/ DONALD E. HORACEK
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                                             Donald E. Horacek
                                             Controller and Secretary







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                                  Exhibit Index
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      No.      Document
      ---      --------

      99       Press Release dated March 19, 2001